Exhibit 10.3

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THIS CERTIFICATE.

WARRANT NO. «Warrant No» NUMBER OF SHARES:  «No of Shares»
DATE OF ISSUANCE:  October 22, 2009 (subject to adjustment)

WARRANT TO PURCHASE SHARES
OF COMMON STOCK OF
A.P. PHARMA, INC.

This Warrant is issued to «Purchaser», or its registered assigns (including any successors or assigns, the “Purchaser”), pursuant to that certain Securities Purchase Agreement, dated as of October 19, 2009, between A.P. Pharma, Inc., a Delaware corporation (the “Company”), the Purchaser and certain other purchasers thereunder (the “Purchase Agreement”) and is subject to the terms and conditions of the Purchase Agreement.

1.         EXERCISE OF WARRANT.

(a)           Subject to the terms and conditions herein set forth, upon surrender of this Warrant at the principal office of the Company and upon payment of the Warrant Price (as defined below) by wire transfer to the Company or cashier’s check drawn on a United States bank made payable to the order of the Company, or exercise of the right to credit the Warrant Price against the fair market value of the Warrant Stock (as defined below) at the time of exercise (the “Net Exercise Right”) pursuant to Section 1(b), the Purchaser is entitled to purchase from the Company, at any time after the date hereof and on or before 5:00 p.m. New York City time on January 7, 2015 (the “Expiration Date”) (subject to earlier termination of this Warrant as set forth herein), up to «No of Shares» shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock (as defined below) of the Company (the “Warrant Stock”), at a purchase price of $0.88 per share (the “Warrant Price”).

(b)           Net Exercise Right.  If the Company shall receive written notice from the Purchaser at the time of exercise of this Warrant that the holder elects to exercise the Net Exercise Right, the Company shall deliver to such holder (without payment by the Purchaser of any exercise price in cash) that number of fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) equal to the quotient obtained by dividing (y) the value of this Warrant (or the specified portion thereof) on the date of exercise, which value shall be determined by subtracting (1) the Aggregate Warrant Price (as defined below) of the Warrant Stock (or the specified portion thereof) immediately prior to the exercise of this Warrant from (2) the Aggregate Fair Market Value (as defined below) of the Warrant Stock (or the specified portion thereof) issuable upon exercise of this Warrant (or specified portion thereof) on the date of exercise by (z) the Fair Market Value (as defined below) of one share of Common Stock on the date of exercise.  The “Fair Market Value” of a share of Common Stock shall mean the last reported sale price and, if there are no sales, the last reported bid price, of the Common Stock on the business day prior to the date of exercise as reported by the NASDAQ Capital Market or such other principal exchange or quotation system on which the Common Stock is then traded or, if the Common Stock is not publicly traded, the price determined in good faith by the Company’s Board of Directors.  The “Aggregate Warrant Price” shall be determined by multiplying the number of shares of Warrant Stock by the Warrant Price of one share of Warrant Stock. The “Aggregate Fair Market Value” of the Warrant Stock shall be determined by multiplying the number of shares of Warrant Stock by the Fair Market Value of one share of Warrant Stock.

(c)           Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Warrant Stock that may be acquired by the Purchaser upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Purchaser and any other Persons whose beneficial ownership of Shares of Common Stock would be aggregated with the Purchaser’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% of the total number of then issued and outstanding shares of Common Stock (including for such purpose the Shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  Upon the written request of the Purchaser, the Company shall within three Business Days confirm orally and in writing to such Purchaser the number of Shares of Common Stock.   This provision shall not restrict the number of shares of Common Stock which a Purchaser may receive or beneficially own in order to determine the amount of securities or other consideration that such Purchaser may receive in the event of a transaction contemplated in Section 2 of this Warrant.

2.         TREATMENT OF WARRANT UPON A FUNDAMENTAL TRANSACTION.  If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another person, in which the shareholders of the Company as of immediately prior to the transaction own less than a majority of the outstanding stock of the surviving entity; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then the Purchaser shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Stock then issuable upon exercise in full of this Warrant (the

“Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Purchaser, such Alternate Consideration as, in accordance with the foregoing provisions, the Purchaser may be entitled to purchase, and the other obligations under this Warrant. The provisions of this Section 2 shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.  Prior to the consummation of any such Fundamental Transaction in (i) or (ii) above, the Company shall obtain any necessary stockholder approval as required under the rules and regulations promulgated by the NASDAQ Capital Market.

3.         CERTAIN ADJUSTMENTS.

(a)         Splits and Subdivisions; Dividends.  In the event the Company should at any time, or from time to time, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

(b)         Combination of Shares.  If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

(c)         Adjustments for Other Distributions.  In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in Section 2(b), then, in each such case for the purpose of this Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

4.         NO FRACTIONAL SHARES.  No fractional shares of Warrant Stock will be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock.

5.         NO STOCKHOLDER RIGHTS.  Until the exercise of this Warrant or any portion of this Warrant, the Purchaser shall not have nor exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company).

6.         RESERVATION OF STOCK.  The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Stock (or other securities) upon the exercise of this Warrant.  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Stock upon the exercise of this Warrant.

7.         MECHANICS OF EXERCISE.

(a)         This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of the Company together with payment in full of the Warrant Price (unless the Purchaser has elected the Net Exercise Right) then in effect with respect to the number of shares of Warrant Stock as to which the Warrant is being exercised.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  The Company at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.  The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be validly issued, fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof.  In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

(b)         To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Purchaser to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Purchaser or any other person of any obligation to the Company or any violation or alleged violation of law by the Purchaser or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Purchaser in connection with the issuance of Warrant Stock. Nothing herein shall limit a Purchaser’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

8.         CERTIFICATE OF ADJUSTMENT.  Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall, at its expense, promptly deliver to the Purchaser a certificate of an officer of the Company setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

9.         REPRESENTATIONS OF PURCHASER.  As of the date hereof, the Purchaser hereby confirms the representations and warranties made by the Purchaser in Section 4 of the Purchase Agreement.

10.         COMPLIANCE WITH SECURITIES LAWS.

(a)         The Purchaser understands that this Warrant and the Warrant Stock are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Warrant Stock may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Purchaser represents that it is familiar with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(b)         Prior and as a condition to any exercise of this Warrant (unless the Purchaser has elected the Net Exercise Right) or the sale or transfer of the Warrant Stock issuable upon exercise of this Warrant, the Purchaser shall furnish to the Company such certificates, representations, agreements and other information, including an opinion of counsel, as the Company or the Company’s transfer agent reasonably may require to confirm that such exercise, sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act unless such Warrant Stock is being sold or transferred pursuant to an effective registration statement.

(c)         The Purchaser acknowledges that the Company may place a restrictive legend on the Warrant Stock issuable upon exercise of this Warrant in order to comply with securities laws unless such shares of Warrant Stock are otherwise freely tradable pursuant to an effective Registration Statement, under Rule 144 of the Securities Act or otherwise.

11.         NOTICES OF RECORD DATE.  In the event of:

(a)         any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b)         any Fundamental Transaction; or

(c)         any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be delivered to the Purchaser (or a permitted transferee in compliance with Section 10 above) a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such Fundamental

Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Fundamental Transaction, dissolution, liquidation or winding-up.  Such notice shall be delivered at least ten (10) business days prior to the date therein specified.

12.         REPLACEMENT OF WARRANTS.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, destruction or mutilation of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

13.         NO IMPAIRMENT.  Except to the extent as may be waived by the holder of this Warrant, the Company will not, by amendment of its charter or through a Fundamental Transaction, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser against impairment.

14.         SATURDAYS, SUNDAYS, HOLIDAYS, ETC.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal U.S. holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal U.S. holiday.

15.         TRANSFERS; EXCHANGES.  (a) Subject to compliance with applicable federal and state securities laws and Section 10 hereof, this Warrant may be transferred by the Purchaser with respect to any or all of the Warrant Stock purchasable hereunder.  Upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Purchaser, for transfer of this Warrant as an entirety by Purchaser, the Company shall issue a new Warrant of the same denomination to the assignee.  Upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Purchaser, for transfer of this Warrant with respect to a portion of the Warrant Stock purchasable hereunder, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Purchaser, and shall issue to the Purchaser a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(b)             This Warrant is exchangeable, without expense, at the option of the Purchaser, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the denominations in which new warrants are to be issued to the Purchaser and signed by the Purchaser hereof.  The term “Warrants” as used herein includes any warrants into which this Warrant may be divided or exchanged.

16.             PAYMENT OF TAXES AND EXPENSES.  The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Stock purchased upon exercise of this Warrant or (ii) new or replacement warrants in the Purchaser’s name or the name of any transferee of all or any portion of this Warrant.

17.         MISCELLANEOUS.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:  (a) if to the Company, at 123 Saginaw Drive, Redwood City, California 94063, Attention: Chief Financial Officer; Facsimile:  (650) 365-6490;  E-Mail:  jwhelan@appharma.com; with a copy to Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California  94025, Attention:  Alan C. Mendelson; Facsimile:  (650) 463-2600; E-Mail:  alan.mendelson@lw.com and (b) if to the Purchaser, at such address or addresses as may have been furnished by the Purchaser to the Company in writing.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

18.         AMENDMENT; WAIVER.  Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchaser.  No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

[Signature Page Follows]

IN WITNESS WHEREOF, this Common Stock Purchase Warrant is issued effective as of the date first set forth above.

A.P. PHARMA, INC.

By:
Name:
Title:

EXHIBIT A

NOTICE OF INTENT TO EXERCISE
(To be signed only upon exercise of Warrant)

To: A.P. Pharma, Inc.

The undersigned, the Purchaser of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (________) shares of Common Stock of A.P. Pharma, Inc. and

(choose one)

__________ herewith makes payment of ___________________________ Dollars ($_________) thereof

or

__________ exercises the Net Exercise Right pursuant to Section 1(b) thereof and requests that the certificates for such shares be issued in the name of, and delivered to __________________________________________, whose address is ____________________________________________________________________________________________________.

The undersigned by its signature below it hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof, including Section 10 thereof.

DATED:

(Signature must conform in all
respects to name of the Purchaser
as specified on the face of the
Warrant)

«Purchaser»
Address:

EXHIBIT B

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED, «Purchaser» (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of A.P. Pharma, Inc. (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that the transfer is in compliance with Section 9 of the Warrant and applicable federal and state securities laws:

NAME OF ASSIGNEE	ADDRESS/FAX NUMBER

Dated:	Signature: Witness:

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof, including Section 10 thereof.

Signature:

By:
Its:
Address: